UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

November 15, 2021

Date of Report (date of earliest event reported)

Corcept Therapeutics Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-50679	77-0487658
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Commonwealth Drive, Menlo Park, CA 94025

(Address of Principal Executive Offices) (Zip Code)

(650) 327-3270

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CORT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 7, 2021, the Federal Circuit Court of Appeals issued an opinion affirming the decision by the Patent Trial and Appeal Board of the U.S. Patent and Trademark Office upholding the validity of all claims of Corcept Therapeutics Incorporated’s (the “Company” or “Corcept”) U.S. Patent No. 10,195,214 (the “’214 patent”) against a post-grant review challenge brought by Teva Pharmaceuticals USA, Inc. The ‘214 patent expires in 2037.

On November 15, 2021, the Company received a records subpoena from the U.S. Attorney’s Office for the District of New Jersey (the “NJ USAO”) pursuant to Section 248 of the Health Insurance Portability and Accountability Act of 1996 (HIPAA) seeking information relating to the sale and promotion of Korlym, Corcept’s relationships with and payments to health care professionals who can prescribe or recommend Korlym and prior authorizations and reimbursement for Korlym. The NJ USAO has informed Corcept that it is investigating whether any criminal or civil violations by Corcept occurred in connection with the matters referenced in the subpoena. It has also informed Corcept that it does not currently consider Corcept a defendant but rather an entity whose conduct is within the scope of the government’s investigation.

On December 8, 2021, the Company issued a press release announcing that it has extended the expiration time of its previously announced tender offer for shares of its Common Stock from one minute after 11:59 P.M., New York City time, on December 7, 2021 until one minute after 11:59 P.M., New York City time, on December 15, 2021 (unless further extended or earlier terminated). A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits No.	Description

99.1	Press Release of Corcept Therapeutics Incorporated, dated December 8, 2021

104.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

Date: December 8, 2021	By:	/s/ Charles Robb
Name: Charles Robb
Title: Chief Business Officer